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                                EXHIBIT 10D

                                                           [EXECUTION COPY]

                AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

       AMENDMENT No. 1 dated as of September 29, 1995 among
POLICY MANAGEMENT SYSTEMS CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof and MORGAN GUARANTY TRUST
COMPANY OF NEW YORK, as Agent.

                           W I T N E S S E T H :

       WHEREAS, the parties hereto have heretofore entered into a 364-Day Credit Agreement dated as of August 11, 1995 (as amended, the "Agreement"); and

       WHEREAS, the Borrower has asked the Banks, and the Banks are willing, on the terms and conditions set forth below, to amend the Agreement as set forth herein;

       NOW, THEREFORE, the parties hereto agree as follows:

       SECTION 1. Definitions. Unless otherwise specifically defined herein, each term used herein that is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

       SECTION 2. Additional Guarantor. As of the date hereof, Policy Management Systems Investments, Inc., a Delaware corporation, shall be a "Guarantor" under the Agreement, and shall be subject to all of the obligations of a Guarantor thereunder, and by executing this Amendment, Policy Management Systems Investments, Inc. shall be deemed to have executed a supplement to the Agreement complying with the requirements of
Section 5.17 of the Agreement.

       SECTION 3.  New York Law.  This Amendment shall be
governed by and construed in accordance with the laws of the State of New York.

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       SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective upon receipt by the Agent of duly executed counterparts hereof signed by the Borrower, Policy Management Systems Investments, Inc. and the Required Banks.

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       IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

            POLICY MANAGEMENT SYSTEMS CORPORATION


            By____________________
              Name:
              Title:


            POLICY MANAGEMENT SYSTEMS INVESTMENTS, INC.,
              as Guarantor


            By____________________
              Name:
              Title:


            MORGAN GUARANTY TRUST COMPANY OF NEW YORK


            By____________________
              Name:
              Title:


            FIRST UNION NATIONAL BANK OF SOUTH CAROLINA


            By____________________
              Name:
              Title:


            WACHOVIA BANK OF SOUTH CAROLINA, N.A.


            By ____________________
              Name:
              Title:


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            BANK OF AMERICA ILLINOIS



            By____________________
              Name:
              Title:


            COMMERZBANK AKTIENGESELLSCHAFT, ATLANTA AGENCY


            By____________________
              Name:
              Title:


            By____________________
              Name:
              Title:


            THE DAI-ICHI KANGYO BANK LTD., ATLANTA AGENCY


            By____________________
              Name:
              Title:


            NBD BANK


            By____________________
              Name:
              Title:

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            DEUTSCHE BANK AG NEW YORK AND/OR CAYMAN ISLANDS
              BRANCHES


            By____________________
              Name:
              Title:


            By____________________
              Name:
              Title:


            THE FUJI BANK, LIMITED, ATLANTA AGENCY


            By____________________
              Name:
              Title:


Acknowledged by:


            POLICY MANAGEMENT SYSTEMS CANADA, LTD.


            By____________________
              Name:
              Title:


            CYBERTEK CORPORATION


            By____________________
              Name:
              Title:


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            POLICY MANAGEMENT SYSTEMS
              INTERNATIONAL, LTD.


            By____________________
              Name:
              Title:


            PMSI, L.P.
              By POLICY MANAGEMENT SYSTEMS CORPORATION;
              its General Partner


            By____________________
              Name:
              Title:


            CYBERTEK SOLUTIONS, L.P.
              By POLICY MANAGEMENT SYSTEMS CORPORATION;
              its General Partner


            By____________________
              Name:
              Title: